SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                      CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934



Date of Report                         February 15, 2001
(Date of earliest event reported)     (February 14, 2001)



                    VANGUARD AIRLINES, INC
    (Exact name of registrant as specified in its charter)



DELAWARE     (State or other jurisdiction of incorporation)
0-27034     (Commission File Number)
48-1149290  (I.R.S. Employer Identification No.)



                    533 Mexico City Avenue
               Kansas City International Airport
                    Kansas City, MO  64153
  (Address of principal executive offices including zip code)



Registrant's telephone number,
including area code (816) 243-2100






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
ITEM 5.  OTHER EVENTS.

     Vanguard Airlines, Inc. (the "Company") issued a press release on February 14, 2001, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that the Company had issued to obtain renewal letters of credit aggregating $4 million that secure the financial institution that processes the Company's credit card receivables.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following Exhibits are filed with this report:

EXHIBIT NO.    DESCRIPTION

  99     Press Release issued February 14, 2001.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              VANGUARD AIRLINES, INC.




                              /s/ Robert M. Rowen
                              By:  Robert M. Rowen
                              Vice President and General Counsel

Date:          February 15, 2001





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



FOR IMMEDIATE RELEASE
FEBRUARY 14, 2001

     CONTACT:  Alan Carr
     816-243-2136

acarr@flyvanguard.com
VANGUARD AIRLINES ISSUES
WARRANTS TO OBTAIN LETTER OF CREDIT

Kansas City, MO-- Vanguard Airlines, Inc. (the "Company" or "Vanguard") (NasdaqSC: VNGD) reported today that the Company obtained renewal letters of credit aggregating $4 million that secure the financial institution that processes the Company's credit card receivables.

In consideration for the extension of the letters of credit, the Company issued to J. F. Shea Co., Inc. and The Hambrecht 1980 Revocable Trust warrants to purchase up to 4,000,000 shares of the Company's Common Stock. Warrants to purchase 800,000 shares are immediately vested. The remaining warrants vest over a two-year period based on the amount of exposure backed by the letters of credit.

The exercise price for the warrants is $1.17 per share and the warrants expire on February 13, 2008. The warrants contain anti-dilution protection requiring an adjustment of the exercise price upon certain events.

Kansas City-based Vanguard Airlines, which began service in December 1994, is a value-priced, 100 percent ticketless passenger airline. The airline provides convenient all-jet service to 15 cities: Atlanta, Austin, Buffalo/Niagara Falls, Chicago-Midway, Dallas/Ft. Worth, Denver, Kansas City, Las Vegas (beginning April 1), Los Angeles, Minneapolis/St. Paul, Myrtle Beach, New Orleans, New York-LaGuardia, Pittsburgh and San Francisco (beginning April 1). The Company employs approximately 950 full-time equivalent employees and currently operates a fleet of 13 Boeing 737s. For more information, visit the Company's Web site at WWW.FLYVANGUARD.COM.

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made based on management's belief, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Further information on such risks and uncertainties that could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 1999, and in subsequent filings filed with the Securities and Exchange Commission.